                            STOCK PURCHASE AGREEMENT

                           This STOCK PURCHASE AGREEMENT ("Agreement") is
entered into as of this ____ day of September, 1996 between American Film Technologies, Inc., 300 Park Avenue, 17th Floor, New York, New York 10022 (the "Company"), and James W. Inglis (the "Purchaser").

                              W I T N E S S E T H:

                           WHEREAS, the Company is in need of additional capital
to continue to finance its operations and to continue its business; and

                           WHEREAS, Purchaser is willing to acquire from the
Company Six Hundred and Sixty Six Thousand Six Hundred and Sixty Seven (666,667) shares of $.002 par value per share common stock of the Company (the "Common Stock") (the "Purchased Shares") for an aggregate purchase price of One Hundred Thousand Dollars ($100,000) (the "Purchase Price");

                           WHEREAS, the Company is willing to sell to the
Purchaser the Shares for the Purchase Price and such other terms and conditions as set forth herein; and

                           NOW, THEREFORE, in consideration of the foregoing,
the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and Purchaser agree as follows:

                           1. Purchase and Sale of the Shares. Upon satisfaction
of the conditions set forth in Sections 2 and 3 below, the Company shall sell to Purchaser and Purchaser shall purchase from the Company the Shares for the Purchase Price (the "Sale").

                           2. Approval of the Board of Directors. The Company's
obligations hereunder are subject to and conditioned upon the approval by the Company's the Board of Directors on or before September 25, 1996 of the Sale and the authorization of the issuance of the Shares by the Company in connection with the Sale ("Board Approval").

                           3. Conditions Precedent, Delivery of the Shares.

                                    (a) The obligations of the Company hereunder
shall be subject to and conditioned upon the satisfaction of all of the following conditions:

                                            i. The execution of this Agreement
by the parties hereto;

                                            ii.  Board Approval;

                                            iii. The completion, execution and
delivery by the Purchaser to the Company of the Purchaser's Questionnaire, attached hereto as Exhibit "A";

                                            iv. The delivery by the Purchaser to
the Company of the Purchase Price; and

                                            v. All of the representations and
warranties of the Purchaser contained herein remain true and correct.

                                    (b) Upon satisfaction of all of the
conditions precedent set forth in Section 3(a) above, the Company shall cause to be delivered to the Purchaser at the address set forth in Section 8(b) below a stock certificate representing the Shares. Said stock certificate shall contain a restrictive legend substantially similar to that set forth in Section 7 below (the "Certificate").

                           4. Representations of the Company. The Company
represents and warrants that:

                                    (a) upon issuance, the Shares will be (i)
validly issued, fully paid and nonassessable; and (ii) free of any liens or encumbrances;

                                    (b) the Sale has been duly authorized and
approved; and

                                    (c) the consummation of the Sale as
contemplated by this Agreement does not violate the terms of the Company's Certificate of Incorporation or By-Laws.

Except as expressly set forth above, the Company makes no representations or warranties of any kind or nature to the Purchaser.

                           5. Representations of Purchaser.

                                    Purchaser represents and warrants in favor
of the Company that:

                                    (a) it is acquiring the Shares for its own
account, for investment purposes only, and not with a view to or for the resale, distribution or assignment thereof, in whole or in part;

                                    (b) it understands that the offer and sale
of the Shares is intended to be exempt from registration under the Securities Act of 1933, as amended (the "Act"), and under the laws of any other jurisdiction; that the Company does not intend and is under no obligation to so register the Shares; that the Shares may not therefore be sold, assigned, pledged or otherwise transferred unless subsequently registered under the Act or pursuant to an exemption therefrom; and that legends to the foregoing effect will be placed on the Certificate evidencing the Shares;

                                    (c) Purchaser has the financial ability to
bear the economic risk of its investment in the Company, including its possible loss, has adequate means of providing for his current needs and personal contingencies and has no need for liquidity with respect to its investment in the Company;

                                    (d) Purchaser has the knowledge and
experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares and has obtained, in its judgment, sufficient information from the Company to evaluate the merits and risks of an investment in the Shares;

                                    (e) Purchaser is an "accredited investor" as
such term is defined in Rule 501(a) of Regulation D, promulgated under the Securities Act of 1933, as amended;

                                    (f) Purchaser will not sell, assign, pledge
or otherwise transfer the Shares unless such action is registered under the Act or is exempt from registration pursuant to an exemption therefrom, and acknowledges that the Company is under no obligation whatsoever to register the Shares under the Act or to assist the Purchaser in any way to secure an exemption from registration;

                                    (g) Purchaser has been provided an
opportunity to obtain information concerning the offering, the Company and all other information to the extent the Company or its representatives possess such information or can acquire it without unreasonable effort or expense;

                                    (h) Purchaser has been given the opportunity
to ask questions of and receive answers from the representatives of the Company concerning the Company, the Shares, the terms and conditions of the Sale and other matters pertaining to this investment, and has been given the opportunity to obtain additional information necessary to verify the accuracy of the information provided in order for it to evaluate the merits and risks of an investment in the Company to the extent the representatives possess such information or can acquire it without unreasonable effort or expense, and has not been furnished any offering literature or prospectus except the SEC Reports, as hereinafter defined;

                                    (i) Purchaser has determined that its
investment in in the Company through its purchase of the Shares is a suitable investment for it and that at this time it can bear a complete loss of its investment;

                                    (j) In making his decision to invest in the
Company through the purchase of the Shares the Purchaser has relied solely upon independent investigations made by it;

                                    (k) Purchaser has reached the age of
majority in the state in which it resides and is a bona fide resident and domiciliary of the state set forth on the signature page.

                                    (l)  Purchaser represents and acknowledges
that it has received, read and understood the following documents:

                                            i. The Company's Form 10-K Report
for its fiscal year ended June 30, 1995;

                                            ii. The Company's Form 10-Q Reports
for the fiscal quarters ended September 30, 1995, December 31, 1995 and March 31, 1996; and

                                            iii. The Company's draft Form 10-K
Report for the fiscal year ended June 30, 1996. Purchaser agrees to keep confidential and not to disclose any non-public information contained in such Report prior to its filing with the Securities and Exchange Commission (the "SEC").

(Said documents included in i, ii and iii above are hereinafter collectively referred to as the "SEC Reports").

                                    (l) Purchaser is not subscribing as a result
of or subsequent to:

                                            i. any advertisement, article,
notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio; or

                                            ii. any seminar or meeting whose
attendees, including the Purchaser, had been invited as result of, subsequent to or pursuant to any of the foregoing.

                                    (m) Any information which the Purchaser has
heretofore furnished to the Company with respect to its financial position and business experience, including without limitation its Purchaser Questionnaire, attached hereto as Exhibit "A", is complete and correct as of the date of this Agreement and if there should be any material change in such information at any time prior to or after acceptance of the Sale, the Purchaser will immediately furnish such revised or corrected information to the Company.

                                    (n) Purchaser and/or Purchaser's investment
advisors, if any, have carefully read and reviewed this Agreement, Exhibit A hereto and the SEC Documents and understand the risks of, and other considerations relating to, a purchase of Sale, including, but not limited to, the risks set forth under "Risk Factors" in the Company's draft 1996 Form 10-K Report. In connection therewith, Purchaser is aware of the fact that the Company has recently emerged from a Chapter 11 Bankruptcy proceeding, has not engaged in ongoing business operations in over thirty (30) months and will need additional financing in order to remain in business and significant additional financing thereafter to implement its business plan.

                                    (o) Purchaser will be the only person with a
direct or indirect interest in the Shares purchased pursuant to this Agreement.

                                    (p) Purchaser acknowledges, represents,
agrees and is aware that:

                                            i. no Federal or state agency has
passed upon the Sale or the Shares issuable in connection therewith or made any findings or determinations as to the fairness of this investment;

                                            ii. there are substantial risks of
loss of investment incidental to the purchase of the Shares;

                                            iii. the investment is an illiquid
investment;

                                            iv. the representations, warranties,
agreements, undertakings and acknowledgments made by the Purchaser in this Agreement are made with the intent that they be relied upon by the Company and its officers in determining his suitability as a purchaser of the Shares, and shall survive the acceptance by the Company of this subscription, In addition, the Purchaser agrees to notify the Company immediately of any change in any representation, warranty or other information relating to the undersigned set forth herein;

                                            v. Purchaser has read and understood
the SEC Documents.

                                    (q) Purchaser represents, warrants and
agrees in favor of the Company that Purchaser has determined to make this investment based on its own investigation of the Company and its prospects, that neither the Company nor any of its officers, directors, employees, agents, representatives or attorneys have made any representations to Purchaser concerning the business or prospects of the Company, that Purchaser has the business sophistication to determine on its own whether or not to make this investment.

                           6. Indemnification.

                           The Purchaser understands the meanings and legal
consequences of the representations and warranties contained in this Agreement and agrees to indemnify and hold harmless the Company and its officers and directors from and against any loss, damage, liability, claim and expense whatsoever, including but not limited to any and all legal expenses, due to or arising out of a breach of any representation or warranty of the Purchaser, whether contained in this Agreement or the Purchaser's Questionnaire, or any failure by the undersigned to fulfill any covenants or agreements set forth herein or therein or arising out of the sale or distribution by the Purchaser of any Shares in violation of the Act or any applicable state Securities laws.

Notwithstanding any of the representations, warranties, acknowledgments or agreements made herein by the Purchaser, the Purchaser does not thereby or in any other manner waive any rights granted to the Purchaser under Federal or state securities laws.

                           7. Legends

                     Purchaser agrees that all Certificates
representing the Shares shall have endorsed thereon a legend in substantially the following form:

                  (a) "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER UNITED STATES FEDERAL OR STATE SECURITIES LAWS, INCLUDING BUT NOT LIMITED TO THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") NOR APPROVED BY ANY FEDERAL OR STATE REGULATORY AGENCY, INCLUDING BUT NOT LIMITED TO THE SECURITIES AND EXCHANGE COMMISSION, AND MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED OR ASSIGNED FOR VALUE, DIRECTLY OR INDIRECTLY, NOR MAY THE SECURITIES BE TRANSFERRED ON THE BOOKS OF THE CORPORATION, WITHOUT REGISTRATION OF SUCH SECURITIES UNDER ALL APPLICABLE UNITED STATES FEDERAL OR STATE SECURITIES LAWS, INCLUDING BUT NOT LIMITED TO THE ACT, OR COMPLIANCE WITH AN APPLICABLE EXEMPTION THEREFROM, SUCH COMPLIANCE, AT THE DISCRETION OF THE CORPORATION, TO BE EVIDENCED BY AN OPINION OF SHAREHOLDER'S COUNSEL, IN FORM ACCEPTABLE TO THE CORPORATION, THAT NO VIOLATION OF SUCH REGISTRATION OR QUALIFICATION PROVISIONS WOULD RESULT FROM ANY PROPOSED TRANSFER OR ASSIGNMENT."; and


                  (b) "THESE SECURITIES HAVE BEEN ISSUED OR SOLD IN RELIANCE ON PARAGRAPH (13) OF CODE SECTION 10-5-9 OF THE 'GEORGIA SECURITIES ACT OF 1973,' AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER SUCH ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION UNDER SUCH ACT."

                           8. MISCELLANEOUS.

                                    a. Finders Fees. Wetzler and Purchaser each
acknowledges that he or it has not, directly or indirectly, dealt with anyone acting as a broker, finder or in a similar capacity, or has incurred any obligation for any brokerage, finders' or similar fee or commission in connection with this Agreement or any of the transactions contemplated hereby.

                                    b. Notices. All notices and other
communications required or permitted hereunder shall be in writing and shall be deemed to have been given (i) upon delivery, if personally delivered, sent by commercial over night courier (e.g. Federal Express or DHL), or telefaxed with confirmation copy sent the same day by first class U.S. mail (postage prepaid); or (ii) upon the expiration of the fifth (5th) business day after deposit, if mailed by first-class, registered or certified U.S. mail, postage prepaid. All notices shall be addressed to each party at the following address:

                           If to the Company:

                                Gerald M. Wetzler
                                Chief Executive Officer
                                300 Park Avenue
                                17th Floor
                                New York, New York 10022

                                Fax No. (212) 572-6460

                           With a copy to:

                                Barry Burten, Esq.
                                Jeffer, Mangel, Butler & Marmaro, LLP
                                2121 Avenue of the Stars
                                10th Floor
                                Los Angeles, CA. 90067

                                Fax No. (310) 785-5384


                           If to Purchaser:

                                James W. Inglis
                                4316 Columns Drive
                                Marietta, Georgia 30067

                                Fax No. (___) ___-____


or to such other address as the addressee shall have furnished to the other parties hereto in the manner prescribed by this section.

                                    c. Entire Agreement. This Agreement,
together with any related documents referred to in this Agreement, constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings between them or any of them as to such subject matter. No amendment, change or modification of this Agreement be valid unless in writing and signed by all of the parties hereto.

                                    d. Waiver. No reliance upon or waiver of one
or more provisions of this Agreement shall constitute a waiver of any other provisions hereof.

                                    e. Severability. In case any one or more of
the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement and such invalid, illegal and unenforceable provision shall be reformed and construed so that it will be valid, legal and enforceable to the maximum extent permitted by law.

                                    f. Counterparts. This Agreement may be
executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                                    g. Section Headings. The headings contained
in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement. Should there be any conflict between any such heading and the section at the head of which it appears, the section and not such heading shall control.

                                    h. Governing Law. This Agreement shall be
governed by and construed and enforced in accordance with the laws of the State of California. The parties hereby consent to the exclusive jurisdiction of the state or federal courts located in the State of California for the resolution of any disputes arising out of this Agreement.

                                    i. Successors and Assigns. All of the terms
and provisions contained herein shall inure to the benefit of and shall be binding upon the parties hereto and their respective heirs, legal or personal representatives, successors and assigns.

                                    j. Further Assurances. Each of the parties
hereto shall execute and deliver any and all additional papers, documents, and other assurances, and shall do any and all acts and things reasonably necessary in connection with the performance of their obligations hereunder and to carry out the intent of the parties hereto.

                           IN WITNESS WHEREOF, the parties have caused this
Agreement to be executed as of the day and year first set forth above.

                                           AMERICAN FILM TECHNOLOGIES, INC.


                                           By:
                                              --------------------------------
                                                    Gerald M. Wetzler
                                                    Chief Executive Officer


                                           -----------------------------------
                                           James W. Inglis

                             PURCHASER QUESTIONNAIRE



                  You are being requested to answer questions in connection with the proposed offer and sale, pursuant to an exemption from the registration provisions of the Securities Act of 1933, as amended (the "Act") and in particular, Rule 505 of Regulation D, of shares of the Common Stock, $.002 par value per share (the "Shares') of American Film Technologies, Inc, a Delaware corporation (the "Company"). The availability of the exemption depends, in part, on a determination that each purchaser is an "accredited investor" as defined in Rule 501(a) of Regulation D.

                  The information supplied will be used in determining whether the sale of the Shares meets such criteria. The information will be kept confidential and will not be disclosed except to the Company, its counsel, and if required, to governmental and regulatory authorities.

                  Please PRINT your response to each question; and, where the answer to any question if "None" or "Not Applicable" please so state.


                  I, (we), __________________________________, understand the
Shares are being issued WITHOUT registration under the Act in reliance upon the private offering exemption contained in Rule 505 of Regulation D promulgated under Section 4(2) of the Securities Act, and that such reliance is based in part on the information herein supplied. For the foregoing reasons, and to induce the Company to issue and deliver the Shares to me, I represent and warrant that the information stated herein is true, accurate and complete to the best of my knowledge and belief, and I agree to notify and supply corrective information promptly if, prior to the consummation of my purchase of the Shares, any of such information becomes inaccurate and incomplete.

INDIVIDUAL AND JOINT PURCHASERS SHOULD COMPLETE SECTION A

CORPORATIONS, BUSINESS TRUSTS AND PARTNERSHIPS SHOULD COMPLETE
SECTION B

A.       INDIVIDUAL AND JOINT PURCHASERS

1.       Personal

         a.       Full Name:                         ___________________________

         b.       Social Security No.:               ___________________________

         c.       Residence Address:                 ___________________________

                                                     ---------------------------

         d.       Occupation:                        ___________________________

         e.       Employer:                          ___________________________

         f.       Business Address:                  ___________________________

                                                     ---------------------------

         g.       Telephone:  Business:              ___________ Home: _________

         h.       Position or Title:                 ___________________________

         i.       Are You (Check One):
         Married ______ Single _______

         j.       Do You File Joint
                  Tax Returns(Check One):
         Yes __________  No ___________

2.       Bank References

         a.       Bank:                              ___________________________

         b.       Bank Address:                      ___________________________

                                                     ---------------------------

         c.       Bank Telephone No.:                ___________________________

         d.       Name of Bank
                  Representative:                    ___________________________

3.       Income, Net Worth and Financial Standing

         a. Did your annual income during each of 1994 and 1995 exceed $200,000, or, did your joint income together with your spouse exceed $300,000 during each of 1994 and 1995, and do you reasonably expect your annual income during 1996 to exceed $200,000, or your joint income together with your spouse to exceed $300,000?

                  Yes _____________                           No _______________

         b. Does your individual net worth, or your joint net worth together with your spouse, exceed $1,000,000?

                  Yes _______  No _________  Not Applicable __________

         c.       Gross income for the most recently
                  ended tax year:                                  $___________

         d.       Anticipated gross income for
                  the year 1996:                                   $___________

         e. Do you anticipate that your income over the next five years will:

                  Increase _______ Decrease _______ Remain Same ________

         f. Is your net worth, excluding home, furnishings and automobiles (Check One):

                  Over $200,000 ___ Over $300,000 ___ Over $400,000 ___

                      Over $________ (State Amount)

         g. What percentage of your net worth are liquid assets (cash or assets readily convertible to cash) (Check One:)

         over 15% _____ over 25% _____ over 35% _____ over 50% ____

         h. Do you have any debts or other obligations, or are there any reasonably foreseeable circumstances likely in the future to require you to dispose of the Shares?

                  Yes ________   No ________         (If yes, please describe
                                                     briefly below)

         ---------------------------------------------------------

         ----------------------------------------------------------

4.       Investment Experience

         Describe briefly your prior investment experience in both marketable and unmarketable securities. If none, please so state.

         ---------------------------------------------------------

         ---------------------------------------------------------

5.       Education

         Describe your educational background (schools attended and degrees obtained):

         ---------------------------------------------------------

         ---------------------------------------------------------

6.       What is your profession, if any?  _______________________

7.       Investment Advice

         a. In connection with your proposed purchase of Shares, will you or did you seek advice from any lawyer, accountant, investment advisor or other person or persons?

                  Yes _________             No ___________

                  If Yes, please set forth the name, profession or occupation and business address of each such advisor or prospective advisor and, if more than one, explain briefly the division of responsibilities between them:

         ---------------------------------------------------------

         ---------------------------------------------------------

         b. Do you or any of your advisors, or any of your or their respective affiliates, now have or contemplate having, or have they had, during the past two years, any relationship with the Company and/or any of its officers, directors, or their affiliates; or, any of your advisors or affiliates the beneficial owner of 10% or more of any class of equity securities or 10% or more of the equity interest in the Company or affiliates of the Company;

                  Yes ____________          No _____________


                  If Yes, please describe such relationship and/or ownership.

         ---------------------------------------------------------


B.       CORPORATE PURCHASERS, BUSINESS TRUST OR PARTNERSHIP
PURCHASERS

1.       Name of Corporation, Business Trust or Partnership:
------------------------------------------------------------

2.       Name and Title of Executive Officer Executing Questionnaire:
         ------------------------------------------------------------

3.       Business Address:          ________________________________________

                                    ________________________________________

4.       Telephone Number:          ________________________________________

5.       Representations and Warranties

         The undersigned represents and warrants as follows:

                  a. The corporation, business trust or partnership, as the case may be, has been duly incorporated if a corporation, formed if a business trust or partnership, and is validly existing as a corporation, business trust or partnership, in good standing under the laws of the jurisdiction of its incorporation or formation, with full power and authority to enter into the transactions contemplated by the offering documents.

                  b. (i) The officers or partners of the undersigned who, on behalf of the undersigned, have considered the purchase of the Shares and the advisors, if any, of the corporation, business trust or partnership, as the case may be, in connection with such consideration are named below and such officers and advisors or partners were duly authorized to act for the corporation, business trust or the partnership in reviewing such investment;

                           (ii)     The names and positions of the officers or
partners of the undersigned who, on its behalf, have reviewed the purchase of the Shares are as follows:

         ---------------------------------------------------------

                           (iii) In evaluating the merits and risks of the
purchase of the Shares, the corporation, business trust or the partnership, as the case may be, intends to rely upon, or has relied upon, the advice of, or will consult with, or has consulted with, the following persons:

         ---------------------------------------------------------

         c. The officers of the corporation, business trust or the partners of the partnership who, on its behalf, have considered the purchase of the Shares, and the advisors, if any, of the corporation or the corporation, business trust or partnership in connection with such consideration, together have such knowledge and experience in financial and business matters that such officer(s), partner(s) and such advisor(s), if any, together are capable of evaluating the merits and risks of purchase of the Shares and of making an informed investment decision;

         d. Together with any corporation or group of corporations with which it files a consolidated federal income tax return, the undersigned (i) expects to have adequate taxable income to realize the economic and potential tax benefits from ownership of the Shares, and (ii) has reserves and/or net worth adequate to permit it to satisfy any tax or other liabilities arising from its personal liability with respect to the investment and operation thereof;

         e. The total assets of the corporation, business trust or partnership are in excess of $_______________.

         f. The net worth of the corporation, business trust or the partnership is in excess of $_____________.

         g. The corporation, business trust or the partnership has had, during each of the past two tax years, gross income from all sources of $_____________ and $_______________, respectively.

         h. The undersigned expects the corporation, business trust or the partnership to have during the current and next tax year, gross income from all sources of at least $____________; and

         i. The undersigned knows of no pending or threatened litigation the outcome of which could adversely affect the answer to any question hereunder.

         j.       Indicate the following if a partnership purchaser:

                  (i)  The date the partnership was formed:

                  (ii) The names of each partner in the partnership. Please have each individual partner execute a separate questionnaire or forward to the Company a letter indicating whether or not each partner is sophisticated and has a sufficient net worth or salary level to be deemed an "accredited investor" under Rule __________ promulgated under the Securities Act.

         ---------------------------------------------------------

         ---------------------------------------------------------

         The undersigned warrants and represents that the foregoing statements are true and accurate to the best of the information and belief of the undersigned and the undersigned will promptly notify the Company of any changes in the foregoing answers.

                                              FOR INDIVIDUALS

                                              Purchaser


Dated:  __________, 1996                      ______________________________
                                              Signature

                                              ------------------------------
                                              Signature (If Joint)

                                              FOR CORPORATIONS


Dated:  ___________, 1996                     ______________________________
                                              Name of Company

                                              ------------------------------
                                              Executive Officer


                                              ------------------------------
                                              Signature of Officer


                                              FOR BUSINESS TRUSTS


Dated:  _____________, 1996                   ______________________________
                                              Name of Business Trust


                                              ------------------------------
                                              Name of Trustee Executing
                                              Questionnaire


                                              ------------------------------
                                              Signature of Trustee


                                              FOR PARTNERSHIPS


Dated: _______________, 1996                  ______________________________
                                              Name of Partnership


                                              ------------------------------
                                              Name of Partner Executing
                                              Questionnaire


                                              ------------------------------
                                              Signature of Partner

FOR PENNSYLVANIA RESIDENTS:

                  The undersigned hereby agrees not to sell any of the securities acquired hereunder for a period of 12 months from the date he acquires such securities.

                                              By:____________________________
                                                       Signature

                                              -------------------------------
                                              Printed Name

                                              --------------------------------
                                              Date

                                              --------------------------------
                                              Street

                                              --------------------------------
                                              City,         State      Zip

                                              ---------------------------------
                                              Social Security Number or Federal
                                              ID No.

                                              ---------------------------------
                                              Telephone No. of Subscriber


AGREED AND ACCEPTED BY:

AMERICAN FILM TECHNOLOGIES, INC.


By:______________________________
      Duly Authorized

Date:____________________________

Gerald M. Wetzler